EXHIBIT 99

                           CTI INDUSTRIES CORPORATION
                              22160 N. Pepper Road
                           Barrington, Illinois 60010
                                  847-382-1000

      FOR IMMEDIATE RELEASE

April 15, 2004

For More Information Contact:
Tim Dilsaver                                            Stephen M. Merrick
Investor Relations                                      Executive Vice President
847-382-1000                                            847-382-1000

            CTI Industries Corporation Reports 2003 Financial Results

      CTI Industries Corporation (Nasdaq: CTIB), a leading provider of metalized balloons, latex balloons, novelty items and printed and laminated films, announces its financial results for the year ended December 31, 2003 and for the fourth quarter of 2003.

Year End Results.

      For the year ended December 31, 2003, consolidated revenues totaled $36,259,638 compared to consolidated revenues of $41,236,476 for the year ended December 31, 2002, a decline of 12%.

      For the year, the Company incurred a net loss of ($566,047), or $(0.30) per share (basic and diluted), compared to net income of $302,512, or $0.18 per share ($.016 per share diluted).

Fourth Quarter Results

      Consolidated revenues for the fourth quarter of 2003 totaled $9,006,420 compared to consolidated revenues of $9,719,483 for the fourth quarter of 2002, a decrease of 7.3%. The Company had a net loss for the fourth quarter of 2003 of ($138,177) compared to a net loss of ($588,403) for the fourth quarter of 2002.

      "Our decline in profitability during 2003 compared to 2002 was the result principally of a decline in margins, particularly with respect to foil balloons," reported Stephen Merrick, Executive Vice President and Chief Financial Officer. "The pressure on margins occurred both due to price competition and increases in production costs," he said. "Our goals for 2004 include improving margins by controlling and reducing production costs and expanding our revenues in higher margin products."

      "We invested in new production equipment which was installed and set-up during the fourth quarter of 2002 and the first quarter of 2003. The costs related to this installation and set-up, which were not capitalized, affected our results in the first quarter of 2003," stated Howard Schwan, President.

      "Our financial condition, in terms of working capital, improved from 2002 to 2003. As of December 31, 2002, our working capital was a negative ($2,907,000). At December 31, 2003, working capital had improved to a negative ($706,000). We anticipate further improvement in our working capital during 2004," Mr. Merrick reported.

      About CTI

CTI is one of the leading producers and marketers of balloon products, both foil (metalized) and latex, and distributes these products throughout the United States and in over 30 countries. It also develops, produces, prints and processes a variety of film products for commercial applications including packaging and flexible containers.

This press release may contain forward-looking statements within the meaning of
Section 17A of the Securities Act and Section 21E of the Securities Exchange Act. Actual results could differ materially from any results or events projected or implied in the forward-looking statements, which involve a number of risks and uncertainties, including (i) the risks of generating and maintaining sales in a highly-competitive market, (ii) the ability of CTI to enter into or maintain contracts or relationships with customers, distributors, licensors and suppliers, (iii) manufacturing risks, as well as other risks and uncertainties reported by the Company is its SEC filings, and such statements should also be considered in conjunction with cautionary statements contained in CTI's most recent filings with the Securities and Exchange Commission on Forms 10-K and 10-Q.

                        -- FINANCIAL HIGHLIGHTS FOLLOW --

CTI Industries Corporation and Subsidiaries
Summary Financial Information
Year and Quarter ended December 31, 2003 and 2002

                                                              December 31, 2003  December 31, 2002
                          Assets

Current Assets:
  Cash and cash equivalents                                      $    329,742      $    160,493
  Accounts receivable, net                                          4,620,726         5,384,839
  Inventories                                                       9,263,160        10,033,593
  Other current assets                                                859,185           558,775
                                                                 ------------------------------
Total current assets                                               15,434,564        16,137,700

Property and equipment, net                                        12,207,245        11,715,013
Other assets                                                        2,629,969         2,419,145
                                                                 ------------------------------
Total Assets                                                     $ 30,270,182      $ 30,271,858
                                                                 ==============================

            Liabilities & Stockholders' Equity

Total current liabilities                                        $ 16,140,080      $ 19,045,151
Long term debt, less current maturities                             7,830,217         5,016,109
Other liabilities                                                   1,079,041           710,257
Minority interest                                                       9,263            25,865
Stockholders' equity                                                5,211,581         5,474,476
                                                                 ------------------------------
Total Liabilities & Stockholders' Equity                         $ 30,270,182      $ 30,271,858
                                                                 ==============================

Consolidated Statements of Operations

                                                                      Year Ended December 31            Quarter Ended December 31
                                                                      2003              2002              2003              2002
                                                                 ------------------------------------------------------------------
Net sales                                                        $ 36,259,638      $ 41,236,476      $  9,006,420      $  9,719,483
Cost of sales                                                      29,626,450        32,344,115         7,991,701         8,672,793
                                                                 ------------------------------------------------------------------

Gross profit on sales                                               6,633,188         8,892,361         1,014,719         1,046,690

Operating expenses                                                  7,312,410         7,447,421         1,666,213         1,956,904
                                                                 ------------------------------------------------------------------

Income from operations                                               (679,222)        1,444,940          (653,493)         (910,214)

Other income (expense):
  Interest expense                                                  (1,103395)         (831,600)         (326,628)         (226,910)
  Other                                                               433,619          (278,030)          380,460           261,646
                                                                 ------------------------------------------------------------------

Income (loss) before income taxes and minority interest            (1,348,998)          335,310          (599,662)         (875,478)

Income tax expense                                                   (782,468)           39,065          (460,702)         (285,784)
                                                                 ------------------------------------------------------------------

Income (loss) before minority interest                               (566,530)          296,245          (138,960)         (589,694)

Minority interest in (loss) of subsidiary                                (483)           (6,266)             (783)           (1,291)
                                                                 ------------------------------------------------------------------

Net income (loss)                                                $   (566,047)     $    302,512      $   (138,177)     $   (588,403)
                                                                 ==================================================================

                                                                 ==================================================================
Basic income (loss) per common and common equivalent shares      $      (0.30)     $       0.18      $      (0.07)     $      (0.31)
                                                                 ==================================================================
Diluted income (loss) per common and common equivalent shares    $      (0.30)     $       0.16      $      (0.07)     $      (0.28)
                                                                 ==================================================================
Weighted average number of shares and equivalent shares
  of common stock outstanding:
    Basic                                                           1,918,260         1,688,384         1,918,260         1,878,697
                                                                 ==================================================================
    Diluted                                                         1,918,260         1,884,405         1,918,260         2,130,009
                                                                 ==================================================================